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                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            13045 Tesson Ferry Road
                           St. Louis, Missouri 63128

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                       (American Vision Series VUL 2002)
                         Supplement dated June 30, 2004
                      to the Prospectus dated May 1, 2004

               This supplement updates certain information contained in the prospectus. You should read and retain this supplement.

The following is added under RIGHT TO EXAMINE POLICY:

               For Policies issued in California. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the State Street Research Money Market Division, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the other investment Divisions and/or the General Account, we will refund the Policy's cash value.

The following is added under ALLOCATION OF NET PREMIUMS:

               For Policies issued in California. If you are age 60 or older and you allocate 100% of your initial net premium to the State Street Research Money Market Division in order to receive a refund of premiums should you cancel the Policy during the Right to Examine period, we will not automatically transfer your cash value or reallocate your future premiums to the other Divisions and/or the General Account once the Right to Examine period has ended. You must contact us to request a transfer or reallocation.